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Exhibit 99.01

OFFICERS' CERTIFICATE

    The undersigned, Robert M. La Forgia and Mariel C. Albrecht, do hereby certify that they are the duly appointed and the Senior Vice President and Controller, and Senior Vice President and Treasurer, respectively, of HILTON HOTELS CORPORATION, a Delaware corporation ("Hilton" or the "Company"). Each of the undersigned also hereby certifies, pursuant to the Indenture, dated as of April 15, 1997, between the Company and BNY Western Trust Company, as Trustee (the "Indenture"), that:

    A.  Pursuant to resolutions duly adopted by the Finance Committee of the Company on August 17, 2001, a series of Debt Securities (as defined in the Indenture) to be issued under the Indenture has been established (the "Notes"), with the following terms (defined terms used herein and not otherwise defined herein have the meanings set forth in the Indenture):

      (1) The Notes shall constitute a series of Debt Securities having the title "7.43% Chilean Inflation-Indexed (UF) Notes due 2009."

      (2) The aggregate principal amount of Notes that initially may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 3.04, 3.05, 3.06, 11.06 or 13.07 of the Indenture) shall be CLP 67,715,000,000. The Company may, without the consent of the holders of the Notes, issue additional notes having the same ranking and the same interest rate, maturity and other terms as the Notes. Any additional notes having such similar terms, together with the Notes, would, at the Company's option, constitute a single series of Notes under the Indenture.

      (3) The Notes will be issued and sold for a price equal to 100% of the principal amount thereof; 100% of the Adjusted Principal Amount (as defined in Paragraph 14(B)) of the Notes will be payable upon acceleration of the maturity of the Notes pursuant to Section 5.02 of the Indenture; the amount determined pursuant to Paragraph 8 will be payable upon any redemption of the Notes.

      (4) The entire outstanding Adjusted Principal Amount of the Notes shall be payable on August 15, 2009 (the "Maturity Date").

      (5) The date from which interest shall accrue shall be August 23, 2001; the Interest Payment Dates on which such interest will be payable shall be February 15 and August 15 in each year, commencing February 15, 2002; the Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the preceding February 1 (in the case of interest payable on a February 15) and August 1 (in the case of interest payable on an August 15). Interest shall be calculated on the Adjusted Principal Amount in respect of each Interest Payment Date, based on a 360-day year comprised of twelve 30-day months, and converted to Dollars pursuant to Paragraph 14(C).

      (6) Payments in respect of the Notes represented by Global Notes (including principal, premium, if any, and interest) shall be made in immediately available funds to the accounts specified by the U.S. Depositary.

      (7) The Notes shall not be redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The Notes shall not have the benefit of any sinking fund.

      (8) The Notes shall be redeemable, in whole or in part, at any time, at the Company's option, at a redemption price equal to the Dollar equivalent (determined pursuant to Paragraph 14(C)) of the greater of:

        (a) 100% of the Adjusted Principal Amount of the Notes being redeemed, or

        (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) (determined on the basis of the Adjusted Principal Amount in respect of such Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year comprised of twelve 30-day months) at a discount rate equal to the Adjusted PRC Rate minus 50 basis points;

  plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date.

  "Adjusted PRC Rate" means, as of any Redemption Date:

        (a) if the Comparable PRC Issue has an average life within three months of the Remaining Life and the Comparable PRC Issue is sold at a PRC Auction during the four week period immediately preceding the Redemption Date, a rate per annum equal to the equivalent yield to maturity derived from the highest bid (expressed as a percentage of the principal amount) accepted by the Central Bank of Chile for the Comparable PRC Issue in its most recent PRC Auction;

        (b) if the Comparable PRC Issue has an average life that is not within three months of the Remaining Life, but at least two PRC securities with average lives that are within one year of the Remaining Life have been sold at PRC Auctions during the four week period immediately preceding the Redemption Date, then the Calculation Agent will calculate the equivalent yield to maturity for the two PRC securities with average lives that most closely correspond to the Remaining Life in a manner consistent with (a) above, and interpolate or extrapolate the Adjusted PRC Rate from such yields on a straight line basis, rounding to the nearest month; or

        (c) if the Comparable PRC Issue has an average life that is not within three months of the Remaining Life, and two PRC securities with average lives within one year of the Remaining Life have not been sold at PRC Auctions during the four week period immediately preceding the Redemption Date, a rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable PRC Issue, calculated using a price for the Comparable PRC Issue (expressed as a percentage of its principal amount) equal to the Comparable PRC Price for such Redemption Date.

    The Adjusted PRC Rate shall be calculated on the third Business Day preceding the Redemption Date.

    "Comparable PRC Issue" means, with respect to any Redemption Date, the PRC security selected by the Calculation Agent as being the PRC security that would be utilized at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities with an average life comparable to the Remaining Life of the Notes to be redeemed on such Redemption Date.

    "Comparable PRC Price" means, as of any Redemption Date, (1) the average of five PRC Dealer Quotations for the Comparable PRC Issue obtained by the Calculation Agent, after excluding the highest and lowest of such quotations, or (2) if the Calculation Agent obtains fewer than five such PRC Dealer Quotations, the average of all such quotations, or (3) in the event that the Calculation Agent is unable to obtain any PRC Dealer Quotations, the price determined by the Calculation Agent in its sole discretion, such determination being binding on the Company and the holders of the Notes in the absence of manifest error.

    "PRC Auction" means a public auction for PRC securities conducted pursuant to the provisions of Chapter IV.B.8.4 of the Compendium of Financial Rules of the Central Bank of Chile.

    "PRC Dealer" means a dealer that purchases and sells PRC securities in the ordinary course of its business, as determined by the Calculation Agent.

    "PRC Dealer Quotation" means, with respect to each PRC Dealer and any Redemption Date, the average, as determined by the Calculation Agent, of the bid and asked prices for the Comparable PRC Issue (expressed in each case as a percentage of its principal amount) quoted in writing by such PRC Dealer to the Calculation Agent at 5:00 p.m. Santiago, Chile time, on the third Business Day preceding the Redemption Date.

    "PRC security" means any Pagares Reajustables del Banco Central de Chile con pago en cupones issued from time to time by the Central Bank of Chile pursuant to the provisions of Chapter IV.B.8.3 of the Compendium of Financial Rules of the Central Bank of Chile.

    "Remaining Life" means, as of any date, the remaining average life of the Notes.

    The Company shall mail a notice of redemption at least 15 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed. If the Company elects to redeem fewer than all of the Notes, the trustee shall select in a fair and appropriate manner the Notes to be redeemed.

    Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest shall cease to accrue on the Notes or portions thereof called for redemption.

      (9) The Notes shall be denominated in Chilean pesos ("CLP"). The Notes shall be issued in denominations of CLP 200,000,000 and any integral multiple of CLP 50,000 in excess thereof.

      (10) The Notes shall not be issued as Discount Securities.

      (11) Article 15 of the Indenture shall not be applicable to the Notes. There shall be no additional provisions for the defeasance or discharge of the Company's obligations with respect to the Notes.

      (12) The Notes shall be issuable only as Registered Securities in permanent global form (without coupons). Beneficial owners of interests in the Global Notes may exchange such interests for Notes of like tenor or any authorized form and denomination only in the manner provided in Section 3.04(c) of the Indenture and Paragraph 24. The Depository Trust Company shall be the U.S. Depositary with respect to each Global Note.

      (13) Provisions for payment of additional amounts or tax redemptions shall not apply to the Notes.

      (14) (A)  The Notes shall be denominated in CLP. Payments of the principal of and interest on the Notes shall be made in Dollars, in amounts determined pursuant to Paragraphs 14(B) and (C).

            (B)  For purposes of calculating all payments on the Notes, the principal amount of the Notes will be adjusted by the Calculation Agent. The Calculation Agent shall calculate such adjustment by multiplying the stated principal amount by a fraction, the numerator of which is the value of one UF, expressed in CLP, as of the date of such determination, and the denominator of which is CLP 16,025.10 (which is the value of one UF, expressed in CLP, as of the date of original issuance of the Notes) (such adjusted principal amount being referred to as the "Adjusted Principal Amount"). The Calculation Agent will calculate the necessary adjustment to the stated principal amount of the Notes for each Interest Payment Date, any Redemption Date, in the event of an acceleration of the maturity of the Notes and at the Maturity Date, in each case as of the applicable Rate Calculation Date. The Calculation Agent will notify the Company and the Trustee of all such calculations and the Adjusted Principal Amount determined thereby.

        (C)  All payment amounts calculated pursuant to Paragraph 14(B) will be converted from CLP into Dollars based on the Observed Exchange Rate for conversion of CLP into Dollars on the Rate Calculation Date for such payment.

        (D)  As used in Paragraph 14(B) and (C) above, the following terms have the meanings set forth below:

    "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks and foreign exchange markets are open, or not authorized to close, in the City of New York, provided, however, that solely for the purposes of determining the Observed Exchange Rate, "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks and foreign exchange markets are open, or not authorized to close, in Santiago, Chile.

    "Calculation Agent" means Credit Suisse First Boston (Europe) Limited or any successor calculation agent appointed in accordance with the Indenture.

    "Observed Exchange Rate" shall mean the exchange rate for the conversion of CLP into Dollars as published by Banco Central de Chile, pursuant to Number 6 of Chapter I of the Compendium of Foreign Exchange Regulations of Banco Central de Chile, which appears on Reuters page "CLPOB=", or if such page is unavailable, Bloomberg page "CCBT5" at or about 11:00 a.m., Santiago, Chile time, on the Rate Calculation Date. If such exchange rate is not reported by Banco Central de Chile on the relevant Rate Calculation Date, the Observed Exchange Rate shall mean the exchange rate for the conversion of CLP into Dollars determined by the Calculation Agent by polling Banco de A. Edwards, Banco de Chile, Banco BiCE, Banco del Estado de Chile and Banco Crédito Inversiones, each located in Santiago, Chile (collectively, the "Reference Banks") for the rates at 11:00 a.m. Santiago, Chile time, on the relevant Rate Calculation Date at which these Reference Banks are prepared to sell Dollars for an amount of CLPs equal to the amount payable on the Notes on the Interest Payment Date or Redemption Date, upon acceleration, at the Maturity Date or otherwise, as applicable. The highest and lowest of these rates shall be discarded and the Observed Exchange Rate shall be the arithmetic mean of the remaining three rates, provided, however, that if only four Reference Banks provided these rates, the Observed Exchange Rate shall be the arithmetic mean of the remaining two rates, if only three Reference Banks provided these rates, the highest rate shall be discarded and the Observed Exchange Rate shall be the arithmetic mean of the remaining two rates; if only two Reference Banks provided these rates, no rates shall be discarded and the Observed Exchange Rate shall be the arithmetic mean of the two rates; and if fewer than two Reference Banks provided these rates, then the Observed Exchange Rate shall be determined by the Calculation Agent in its sole discretion, which determination shall be binding on the Company and the holders of the Notes in the absence of manifest error.

    "Rate Calculation Date" means, (i) with respect to any date (including any Interest Payment Date, any Redemption Date and the Maturity Date) on which a payment is to be made in respect of the Notes, the date that is three Business Days prior to such date of payment and (ii) in the event of any acceleration of the maturity of the Notes, the date of such acceleration.

    "UF" shall mean the value of the unit of adjustment of the Chilean peso calculated by Banco Central de Chile as provided in No. 9 of article 35 of Article First of Law 18,840 and number 3 (a) of Chapter II.B.3 of the Compendium of Financial Regulations of Banco Central de Chile and published monthly in the Diario Oficial and appearing on Reuters page "CHILQ"; provided, however, that (i) if a previously reported UF is revised, the previously reported UF will continue to be used to calculate adjustments to the principal amount of the Notes; (ii) if the base reference period for UFs is changed, UFs based on the base reference period in effect as of the date of original issuance of the Notes will continue to be used to calculate adjustments to the principal amount of the Notes if such UFs continue to be published; (iii) if the base reference period for UFs is changed and UFs based on the base reference period in effect as of the date of original issuance of the Notes are no longer published, the denominator used to calculate adjustments to the principal amount of the Notes will be revised to reflect the UF on the date of original issuance of the Notes based on the new reference period, and the numerator used to calculate such adjustments will thereafter be based on UFs based on the new base reference period; and (iv) if the UF is fundamentally altered in a manner materially adverse to the interests of holders of the Notes, as determined by the Company, or is no longer published by or available from Banco Central de Chile, then the UF shall mean an amount equal to the change in the Chilean CPI published by the Chilean Instituto Nacional de Estadistica (National Statistics Institute) or any successor entity in the Diario Oficial, during the relevant period, calculated for the same base reference period of the UF in effect as of the date of original issuance of the Notes, as calculated below:

      Daily UF Adjustment Montht = [1+CPIt-1](1/number of days in month t)

      Where CPIt-1 equals the previous month's rate of CPI inflation.

      (15) Reference is made to Paragraph 14.

      (16) The Notes shall be dated as provided in Section 3.03 of the Indenture.

      (17) Reference is made to Paragraph 14.

      (18) Reference is made to Paragraph 14.

      (19) There shall be no Currency Determination Agent.

      (20) There shall be no Overdue Rate.

      (21) Not applicable.

      (22) (A)  There shall be no deletions from, modifications of or additions to the Events of Default with respect to the Notes set forth in the Indenture.

             (B)  There shall be the following additions to the covenants set forth in the Indenture with respect to the Notes:

    Limitation On Liens.  Other than as set forth below under "Exempted Liens and Sale and Lease-Back Transactions", neither the Company nor any Restricted Subsidiary shall create, assume or suffer to exist any Lien:

  (a)
  upon any Principal Property;

  (b)
  upon any shares of capital stock of any Restricted Subsidiary owned by the Company or any Restricted Subsidiary; or

  (c)
  securing Debt of any Restricted Subsidiary,

without equally and ratably securing the Notes with (or prior to) the Debt secured by such Lien, for so long as such Debt is secured; provided, however, that this limitation shall not apply to:

    (1)
    Liens existing on the date of issuance of the Notes;

    (2)
    Liens existing:

    (i)
    on property at the time it is acquired through a merger, a consolidation or otherwise by the Company or a Restricted Subsidiary; or

    (ii)
    on property or securing Debt of, or an equity interest in, any corporation, partnership or other entity at the time such corporation, partnership or other entity becomes a Restricted Subsidiary;

    (3)
    Liens to secure Debt with respect to all or any part of the acquisition cost or the cost of construction or improvement of property, provided, such Debt is incurred and related

      Liens are created within 24 months of the acquisition, completion of construction or improvement or commencement of full operation, whichever is later, and such Debt does not exceed the aggregate amount of the acquisition cost and/or the construction cost thereof;

    (4)
    Liens on shares of capital stock or property of a Restricted Subsidiary to secure Debt with respect to all or part of the acquisition cost of the Restricted Subsidiary, provided, that the Debt is incurred and related Liens are created within 24 months of the acquisition of the Restricted Subsidiary and such Debt does not exceed the acquisition cost of the Restricted Subsidiary;

    (5)
    Liens to secure Debt incurred to construct additions to, or to make Capital Improvements to, the Company's properties or properties of any Restricted Subsidiary, provided the Debt is incurred and related Liens are created within 24 months of completion of construction or Capital Improvements and such indebtedness does not exceed the cost of such construction or Capital Improvements;

    (6)
    Liens in favor of the Company or another Restricted Subsidiary;

    (7)
    Liens to secure Debt on which interest payments are exempt from Federal income tax under Section 103 of the Internal Revenue Code of 1986, as amended;

    (8)
    Liens on the capital stock, partnership or other equity interests the Company or any Restricted Subsidiary has in any Joint Venture or any Restricted Subsidiary which owns an equity interest in such Joint Venture to secure Debt, provided, the amount of such Debt is contributed and/or advanced solely to such Joint Venture;

    (9)
    any extension, renewal or replacement, in whole or in part, of any Liens referred to in the clauses (1) through (8) above or of any Debt secured thereby, including premium, if any, provided, that the aggregate principal amount secured does not exceed:

    (i)
    the greater of (x) the principal amount secured thereby at the time of such extension, renewal or replacement, or, as the case may be, repayment or extinguishment and (y) 80% of the fair market value (in the opinion of the Company's board of directors) of the properties subject to such extension, renewal or replacement; plus

    (ii)
    any reasonable fees and expenses associated with such extension, renewal or replacement;

      and provided, further, that in the case of a replacement thereof, such Debt is incurred and related Liens are created within 24 months of the repayment or extinguishment of the Debt or Liens referred to in clauses (1) through (8) above;

    (10)
    purchase money liens on personal property;

    (11)
    Liens to secure payment of workers' compensation or insurance premiums, or relating to tenders, bids or contracts (except contracts for the payment of money);

    (12)
    Liens in connection with tax assessments or other governmental charges, or as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or right;

    (13)
    mechanic's, materialman's, carrier's or other like Liens, arising in the ordinary course of business; and

    (14)
    Liens in favor of any domestic or foreign government or governmental body in connection with contractual or statutory obligations.

    Limitation On Sale And Lease-Back Transactions.  Other than as provided below under "Exempted Liens and Sale and Lease-Back Transactions," neither the Company nor any Restricted Subsidiary shall enter into any arrangement with any lessor (other than the Company or a Restricted Subsidiary), providing for the lease to the Company or a Restricted Subsidiary for a period of more than three years (including renewals at the option of the lessee) of any Principal Property that has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such lessor or to any other Person, and for which funds have been or are to be advanced by such lessor or other Person on the security of the leased property ("Sale and Lease-Back Transaction"), unless either:

  (a)
  the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions described in clauses (1) through (14) under "Limitation on Liens" above, to create, assume or suffer to exist a Lien on the property to be leased without equally and ratably securing the Notes, or

  (b)
  an amount equal to:

  (i)
  the greater of the net cash proceeds of such sale or the fair market value of such property (in the opinion of the Company's board of directors), less

  (ii)
  the fair market value (in the opinion of the Company's board of directors) of any noncash proceeds of the sale of such property (provided such noncash proceeds constitute "Principal Property," acquired on the date the property sold in the Sale and Lease-Back Transaction was acquired by the Company or any of the Company's Restricted Subsidiaries),

is applied within 180 days to the retirement or other discharge of the Notes or Debt ranking on a parity with the Notes.

    Exempted Liens And Sale And Lease-Back Transactions.  Notwithstanding the restrictions set forth in "Limitation on Liens" and "Limitation on Sale and Lease-Back Transactions" above, the Company or any Restricted Subsidiary may create, assume or suffer to exist Liens or enter into Sale and Lease-Back Transactions not otherwise permitted as described above, provided that at the time of such event, and after giving effect thereto, the sum of outstanding Debt secured by such Liens (not including Liens permitted under "Limitation on Liens" above) plus all Attributable Debt in respect of such Sale and Lease-Back Transactions entered into (not including Sale and Lease-Back Transactions permitted under "Limitation on Sale and Lease-Back Transactions"), measured, in each case, at the time any such Lien is incurred or any such Sale and Lease-Back Transaction is entered into, by the Company and Restricted Subsidiaries does not exceed 15% of Consolidated Net Tangible Assets.

    (C) As used in Paragraph 14(B) above, the following terms have the meanings set forth below:

    "Attributable Debt" with respect to any Sale and Lease-Back Transaction that is subject to the restrictions described under "Limitation on Sale and Lease-Back Transactions" means the present value of the minimum rental payments called for during the term of the lease (including any period for which such lease has been extended), determined in accordance with generally accepted accounting principles, discounted at a rate that, at the inception of the lease, the lessee would have incurred to borrow over a similar term the funds necessary to purchase the leased assets.

    "Capital Improvements" means additions to properties or renovations or refurbishing of properties which are designed to substantially upgrade such properties or significantly modernize the operation thereof.

    "Debt" means notes, bonds, debentures or other similar evidences of Debt for borrowed money or any guarantee of any of the foregoing.

    "Joint Venture" means any partnership, corporation or other entity, in which up to and including 50% of the partnership interests, outstanding voting stock or other equity interest is owned, directly or indirectly, by the Company and/or one or more Subsidiaries.

    "Lien" means any mortgage, pledge, lien, encumbrance or other security interest to secure payment of Debt.

    "Principal Property" means any real estate or other physical facility or depreciable asset, the net book value of which on the date of determination exceeds the greater of $50 million or 5% of Consolidated Net Tangible Assets of the Company.

    "Restricted Subsidiary" means any Subsidiary of the Company organized and existing under the laws of the United States of America and the principal business of which is carried on within the United States of America (x) which owns, or is a lessee pursuant to a capital lease of, any Principal Property or (y) in which the investment of the Company and all of its Subsidiaries exceeds 5% of Consolidated Net Tangible Assets as of the date of such determination other than, in the case of either clause (x) or (y), (i) each Subsidiary whose business primarily consists of finance, banking, credit, leasing, insurance, financial services or other similar operations, or any combination thereof, (ii) each Subsidiary formed or acquired after the date hereof for the purpose of developing new assets or acquiring the business or assets of another Person and which does not acquire any part of the business or assets of the Company or any Restricted Subsidiary and (iii) Subsidiaries whose principal business is conducting the Company's timeshare businesses.

    "Subsidiary" means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is, at the time, directly or indirectly, owned by the Company or by one or more of its Subsidiaries, or by the Company and one or more Subsidiaries.

    (23) The Notes shall not be issuable as Bearer Securities.

    (24) This Paragraph 24 supplements Sections 2.03, 3.02, 3.03, 3.04 and 3.05 of the Indenture.

  (A)
  Euroclear and Clearstream Procedures Applicable.  The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream Banking" and "Customer Handbook" of Clearstream in effect at the relevant time shall be applicable to transfers of beneficial interests in the Regulation S Global Notes that are held by Participants through Euroclear or Clearstream Bank.

  (B)
  Procedures for Transfer and Exchange.
  (a)
  Transfer and Exchange of Global Notes. A Global Note may not be transferred except as a whole by the U.S. Depositary to a nominee of the U.S. Depositary, by a nominee of the U.S. Depositary to the U.S. Depositary or to another nominee of the U.S. Depositary, or by the U.S. Depositary or any such nominee to a successor U.S. Depositary or a nominee of such successor U.S. Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee notice from the U.S. Depositary that (x) the U.S. Depositary is unwilling or unable to continue to act as U.S. Depositary for the Global Notes and the Company thereupon fails to appoint a successor U.S. Depositary within 90 days or (y) the U.S. Depositary is no longer a clearing agency registered under the Exchange Act, (ii) the Company, in its sole discretion, determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee or (iii) upon request of the Trustee or Holders of a majority of the aggregate principal amount of outstanding Notes if there shall have occurred and be continuing a Default or Event of Default with respect to the Notes; provided, that in no event shall the Reg S Temporary Global Note be exchanged by the Company for Definitive Notes prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificate identified by the Company and its counsel to be required pursuant to Rule 903 or Rule 904 under the Securities Act. Upon the occurrence of any of the preceding events in (i), (ii) or (iii) above, Definitive Notes shall be issued in such names as the U.S. Depositary shall instruct the Trustee.

  (b)
  Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the U.S. Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

  (1)
  Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Reg S Temporary Global Note may not be made to a

        U.S. person (as such term is defined in Regulation S) or for the account or benefit of a U.S. person. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this subparagraph (b)(1).

      (2)
      All Other Transfers and Exchanges of Beneficial Interests in Global Notes.  In connection with all transfers and exchanges of beneficial interests that are not subject to subparagraph (b)(1) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) an order from a Participant or an Indirect Participant given to the U.S. Depositary in accordance with the Applicable Procedures directing the U.S. Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) an order from a Participant or an Indirect Participant given to the U.S. Depositary in accordance with the Applicable Procedures directing the U.S. Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the U.S. Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (B)(1) above; provided, that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the Reg S Temporary Global Note prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificates identified by the Company or its counsel to be required pursuant to Rule 903 and Rule 904 under the Securities Act. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in the Indenture (including this Paragraph 24) and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to subparagraph (h) hereof.

      (3)
      Transfer of Beneficial Interests to Another Restricted Global Note.  A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of subparagraph (b)(2) above and the Registrar receives the following:

      (A)
      if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

      (B)
      if the transferee will take delivery in the form of a beneficial interest in the Reg S Temporary Global Note or the Reg S Permanent Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

      (4)
      Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note.  A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of subparagraph (b)(2) above and the Registrar receives the following: (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each case, an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          If any such transfer is effected at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order for authentication in accordance with the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests so transferred. Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

    (c)
    Transfer or Exchange of Beneficial Interests for Definitive Notes.

    (1)
    Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes.  If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

    (A)
    if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

    (B)
    if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

    (C)
    if such beneficial interest is being transferred to a non-U.S. person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

    (D)
    if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

    (E)
    if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

        (F)
        if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

        (G)
        if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Note to be reduced accordingly pursuant to subparagraph (h) hereof, and the Company shall execute and, upon receipt of a Company Order for authentication pursuant to the Indenture, the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Definitive Note in the appropriate principal amount. Any Restricted Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this subparagraph (c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the U.S. Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Restricted Definitive Notes to the Persons in whose names such Notes are so registered. Any Restricted Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this subparagraph (c)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

      (2)
      Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes.  A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if the Registrar receives the following: (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each case, an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

      (3)
      Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes.  If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note, then, upon satisfaction of the conditions set forth in subparagraph (b)(2) hereof, the Trustee shall cause the aggregate principal amount of the applicable Unrestricted Global Note to be reduced accordingly pursuant to subparagraph (h) hereof, and the Company shall execute and, upon receipt of a Company Order for authentication pursuant to the Indenture, the Trustee shall authenticate and deliver to the Person designated in the instructions an Unrestricted Definitive Note in the appropriate principal amount. Any Unrestricted Definitive Note issued in exchange for a beneficial interest pursuant to this subparagraph (c)(3) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the U.S. Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Unrestricted Definitive Notes to the Persons in whose names such Notes are so registered. Any Unrestricted Definitive Note issued in exchange for a beneficial interest pursuant to this subparagraph (c)(3) shall not bear the Private Placement Legend.

      (4)
      Transfer or Exchange of Reg S Temporary Global Notes.  Notwithstanding the other provisions of this Paragraph 24, a beneficial interest in the Reg S Temporary Global Note may not be (A) exchanged for a Definitive Note prior to (x) the expiration of the Distribution Compliance Period (unless such exchange is effected by the Company, does not require an investment decision on the part of the Holder thereof and does not violate the provisions of Regulation S) and (y) the receipt by the Registrar of any certificates identified by the Company or its counsel to be required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act or (B) transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to the events set forth in clause (A) above or unless the transfer is pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

    (d)
    Transfer and Exchange of Definitive Notes for Beneficial Interests.

    (1)
    Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes.  If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

    (A)
    if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

    (B)
    if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof; or

    (C)
    if such Restricted Definitive Note is being transferred to a non-U.S. person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof, the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, and in the case of clause (C) above, the Regulation S Global Note.

      (2)
      Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes.  A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if the Registrar receives the following: (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each case, an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act. Upon satisfaction of the conditions of any of the subparagraphs in this subparagraph (d)(2), the Trustee shall cancel the Restricted Definitive Notes so transferred or exchanged and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

      (3)
      Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes.  A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes. If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraph (d)(2) at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order for authentication in accordance with the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

    (e)
    Transfer and Exchange of Definitive Notes for Definitive Notes.  Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this subparagraph (e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this subparagraph (e).

    (1)
    Restricted Definitive Notes to Restricted Definitive Notes.  Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

        (A)
        if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

        (B)
        if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

        (C)
        if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

      (2)
      Restricted Definitive Notes to Unrestricted Definitive Notes.  Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if the Registrar receives the following: (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each case, an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

      (3)
      Unrestricted Definitive Notes to Unrestricted Definitive Notes.  A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

    (f)
    Intentionally Omitted.

    (g)
    Legends.  The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

    (1)
    Private Placement Legend.

    (A)
    Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

    "THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH

          REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER."

          "THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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

        (B)
        Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subparagraphs (b)(4), (c)(2), (c)(3), (d)(2), (d)(3), (e)(2) or (e)(3) to this Paragraph 4 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

      (2)
      Global Note Legend.  To the extent required by the U.S. Depositary, each Global Note shall bear legends in substantially the following forms:

        "THIS GLOBAL NOTE IS HELD BY THE U.S. DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION

        PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

        "UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE U.S. DEPOSITARY TO A NOMINEE OF THE U.S. DEPOSITARY OR BY A NOMINEE OF THE U.S. DEPOSITARY TO THE U.S. DEPOSITARY OR TO ANOTHER NOMINEE OF THE U.S. DEPOSITARY OR BY THE U.S. DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR U.S. DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR U.S. DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

      (3)
      Reg S Temporary Global Note Legend.  If required by the U.S. Depositary, Each Reg S Temporary Global Note shall bear a legend in substantially the following form:

        "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE CASH PAYMENTS OF INTEREST DURING THE PERIOD WHICH SUCH HOLDER HOLDS THIS NOTE. NOTHING IN THIS LEGEND SHALL BE DEEMED TO PREVENT INTEREST FROM ACCRUING ON THIS NOTE."

    (h)
    Cancellation and/or Adjustment of Global Notes.  At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or cancelled in whole and not in part, each such Global Note shall be returned to or retained and cancelled by the Trustee in accordance with the Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement may be made on such Global Note by the Trustee or by the U.S. Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement may be made on such Global Note by the Trustee or by the U.S. Depositary at the direction of the Trustee to reflect such increase.

  (C)
  As used in Paragraph 24(B), the following terms have the meanings set forth below.

    "144A Global Note" means one or more Global Notes bearing the Private Placement Legend that will be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Notes sold in reliance to Rule 144A.

    "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the U.S. Depositary, Euroclear and Clearstream that apply to such transfer or exchange at the relevant time.

    "Clearstream" means Clearstream Banking S.A., or its successors.

    "Distribution Compliance Period" means the 40-day restricted period, as defined in Rule 902(f) under the Securities Act.

    "Euroclear" means the Euroclear Bank S.A./N.V., or its successor, as operator of the Euroclear system.

    "Global Note Legend" means the legend set forth in subparagraph (g)(2), which is required to be placed on all Global Notes issued under this Indenture.

    "Indirect Participant" means any entity that, with respect to DTC, clears through or maintains a direct or indirect custodial relationship with a Participant.

    "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who is not also a QIB.

    "Participant" means, with respect to the U.S. Depositary, Euroclear or Clearstream, a Person who has an account with the U.S. Depositary, Euroclear or Clearstream, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Clearstream).

    "Private Placement Legend" means the legend set forth in subparagraph (g)(1) to be placed on all Notes issued under this Indenture except where specifically stated otherwise by the provisions of this Indenture.

    "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

    "Reg S Permanent Global Note" means one or more permanent Global Notes bearing the Private Placement Legend, that will be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Reg S Temporary Global Note upon expiration of the Distribution Compliance Period.

    "Reg S Temporary Global Note" means one or more temporary Global Notes bearing the Private Placement Legend and the Reg S Temporary Global Note Legend, issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

    "Reg S Temporary Global Note Legend" means the legend set forth in subparagraph (g)(3), which is required to be placed on all Reg S Temporary Global Notes issued under this Indenture, if so required by the U.S. Depositary.

    "Regulation S" means Regulation S promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

    "Regulation S Global Note" means a Reg S Temporary Global Note or a Reg S Permanent Global Note, as the case may be.

    "Restricted Definitive Note" means one or more Definitive Notes bearing the Private Placement Legend, issued under this Indenture.

    "Restricted Global Note" means one or more Global Notes bearing the Private Placement Legend, issued under this Indenture.

    "Restricted Note" means a Note, unless or until it has been (i) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it or (ii) distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

    "Rule 144A" means Rule 144A promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

    "Securities Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

    "Transfer Restricted Notes" means Global Notes and Definitive Notes that bear or are required to bear the Private Placement Legend, issued under this Indenture.

    "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend, issued under this Indenture.

    "Unrestricted Global Note" means one or more permanent Global Notes representing a series of Notes that does not bear and is not required to bear the Private Placement Legend, issued under this Indenture.

      (25) The Trustee shall be the Security Registrar and Paying Agent. Credit Suisse First Boston (Europe) Limited will be the Calculation Agent in respect of the Notes, which shall be the

  Company's agent for purposes of making the calculations required by Paragraph 14, until such time as a successor Calculation Agent shall have been duly appointed by the Company.

      (26) The Notes shall not be issuable in definitive form except under the circumstances described in Section 3.04 of the Indenture and Paragraph 24.

      (27) The Notes shall not be convertible into Common Stock or other securities or property of the Company.

      (28) The Adjusted Principal Amount of the Notes will be payable upon the declaration of acceleration of the maturity of the Notes.

      (29) The Notes shall not be subordinated to any other Debt of the Company, and shall constitute senior unsecured obligations of the Company.

      (30) The Notes shall not be listed on any securities exchange.

      (31) The Notes shall be unsecured obligations of the Company.

      (32) Compliance with the covenants set forth in paragraph 14(B) above may not be waived by the Trustee unless the Holders of at least a majority in principal amount of all outstanding Notes consent to such waiver as set forth in the Indenture. The Trustee may amend the terms of such covenants with the written consent of the Holders of not less than a majority in principal amount of outstanding Notes as set forth in the Indenture.

    B.  Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Securities Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by the Indenture or Paragraph 24 hereof.

    C.  The foregoing form and terms of the Notes have been established in conformity with the provisions of the Indenture.

    D.  Each of the undersigned has read the Indenture and the definitions relating thereto and has examined the resolutions referred to in Paragraph A above and the Notes and has made such examination or investigation as is necessary to enable the undersigned to represent as to whether or not all conditions precedent provided in the Indenture relating to the establishment, authentication and delivery of the Notes have been complied with. On the basis of the foregoing, all such conditions precedent have been complied with.

    IN WITNESS WHEREOF, the undersigned have hereunto executed this Officers' Certificate as of the 17th day of August 2001.

HILTON HOTELS CORPORATION, a Delaware corporation
By:	/s/ ROBERT M. LA FORGIA Name: Robert M. La Forgia Title: Senior Vice President and Controller

By:	/s/ MARIEL C. ALBRECHT Name: Mariel C. Albrecht Title: Senior Vice President and Treasurer

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OFFICERS' CERTIFICATE